                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           CIB MARINE BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)

                           CIB MARINE BANCSHARES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

     (2)    Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check item if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of this filing.

     (1)    Amount Previously Paid:

     (2)    Form, Schedule or Registration Statement:

     (3)    Filing Party:

     (4)    Date Filed:

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                                                                   April 2, 2001

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held on April 26, 2001, at 2:00 p.m., Central Standard Time, at the offices of Alto-Shaam, Inc., W164 N9221 Water St., Menomonee Falls, Wisconsin. At the meeting, we will be asking you to elect four directors of CIB Marine, and to approve an amendment to the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan to provide that the number of shares in the plan shall be the greater of 10% of the outstanding shares of common stock of CIB Marine on any given date or 1,762,500 shares, the current number of shares provided for in the plan.

     Included with this letter are an attached notice of meeting and Proxy Statement, as well as a proxy form and a copy of CIB Marine's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

     Your vote is important. Whether or not you plan to attend the meeting and regardless of the size of your holdings, we encourage you to sign, date and promptly return the enclosed proxy form in the envelope provided. This will ensure that your shares are represented at the meeting. Your right to vote in person at the meeting is not affected by returning the proxy form.

     On behalf of the Board of Directors, and officers and employees of CIB Marine, we would like to thank you for your continued interest and support, and your attention to this important matter.

                                            Sincerely,

                                            /s/ J. Michael Straka
                                            J. Michael Straka
                                            President and Chief Executive
                                            Officer

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001

To the Shareholders of CIB Marine Bancshares, Inc.

     Notice is hereby given that the annual meeting of shareholders of CIB Marine Bancshares, Inc. will be held at the offices of Alto-Shaam, Inc., W164 N9221 Water St., Menomonee Falls, Wisconsin 53051, on Thursday, April 26, 2001, at 2:00 P.M., Central Standard Time. The purpose of the meeting is to:

     1. elect four directors of CIB Marine, each for a three-year term;

     2. approve an amendment to the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan to provide that the number of shares in the plan shall be the greater of 10% of the outstanding shares of common stock of CIB Marine on any given date or 1,762,500 shares, the current number of shares provided for in the plan; and

     3. to transact any other business that may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 16, 2001 as the record date for determining shareholders entitled to notice of, and to vote at the meeting. A Proxy Statement with respect to the meeting accompanies and forms a part of this Notice. A list of shareholders entitled to vote at the meeting will be available for inspection at CIB Marine's executive office, N27 W24025 Paul Court, Pewaukee, Wisconsin, for a period beginning two business days after the date of this Notice and ending on the date of the meeting. The shareholder list will also be available for inspection at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Donald J. Straka
                                            Donald J. Straka
                                            General Counsel and Secretary

                                            April 2, 2001

                          CIB MARINE BANCSHARES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 26, 2001

     The Board of Directors of CIB Marine Bancshares, Inc., a Wisconsin corporation, is soliciting proxies for the 2001 annual meeting of shareholders of CIB Marine to be held on April 26, 2001, at 2:00 p.m., Central Standard Time, at the offices of Alto-Shaam, Inc., W164 N9221 Water St., Menomonee Falls, Wisconsin. Voting materials, which include the Proxy Statement, proxy form, and CIB Marine's 2000 Annual Report on Form 10-K, are being mailed to shareholders on or about April 2, 2001, and contain important information for you to consider in voting on the matters brought before the meeting. Please read the materials carefully.

     The Board has set the close of business on March 16, 2001, as the record date for the meeting. Shareholders who owned CIB Marine common stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 16,942,170 shares of CIB Marine common stock outstanding on the record date.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY FORM?

     You are receiving a Proxy Statement and proxy form from us because you own shares of CIB Marine common stock. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy form, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy form in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

     You are being asked to vote on the election of four directors of CIB Marine and an amendment to the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan. These matters are more fully described in this Proxy Statement.

HOW DO I VOTE?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy form to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy form but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "for" all four nominees for director named in this Proxy Statement and "for" the amendment to the stock option plan.

     If you want to vote in person, please come to the meeting. CIB Marine will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY FORM?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this Proxy Statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely be able to vote on the election of directors but will not have discretionary authority to cast a vote -- whether "for" or "against" or "abstain" -- on the proposed amendment to the stock option plan. If your broker does not receive instructions from you on how to vote particular shares on the proposed amendment to the stock option plan and your broker does not have discretionary authority to vote on these matters, it will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?". Therefore, CIB Marine encourages you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - signing another proxy with a later date and returning that proxy to CIB Marine;

     - sending notice to CIB Marine that you are revoking your proxy; or

     - voting in person at the meeting.

     You should send any later dated proxy or notice of revocation to: CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, Wisconsin 53072,
Attention: Donald J. Straka, Secretary.

     If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

     A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the shareholder either:

     - is present and votes in person at the meeting; or

     - has properly submitted a signed proxy form or other proxy.

WHAT HAPPENS IF ANY NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees. The Board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

     You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

     The four individuals receiving the highest number of votes cast "for" their election will be elected as directors of CIB Marine.

     The proposed amendment to the stock option plan must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. An abstention will have the same effect as a vote against the approval of the amendment to the stock option plan. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the vote on the amendment to the stock option plan.

HOW ARE VOTES COUNTED?

     Voting results will be tabulated and certified by our transfer agent, GreatBanc Trust Company.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     CIB Marine will announce voting results at the meeting. The voting results will also be disclosed in CIB Marine's Form 10-Q for the quarter ended March 31, 2001.

WHO BEARS THE COST OF SOLICITING PROXIES?

     CIB Marine will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of CIB Marine or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. CIB Marine may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

--------------------------------------------------------------------------------
                      PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     CIB Marine currently has ten directors on its Board of Directors. The directors serve staggered terms. This is accomplished as follows:

     - the directors are divided into three classes;

     - two classes consist of three directors, and the third class consists of four directors;

     - each director serves a three-year term; and

     - the term of each class of directors expires in different years.

     Four directors will be elected at the meeting to serve for a three-year term expiring at our annual meeting in 2004. The Board has nominated Norman E. Baker, W. Scott Blake, Dean M. Katsaros and Donald M. Trilling. Each nominee is currently serving as a director and has consented to serve for a new term.

INFORMATION REGARDING NOMINEES AND DIRECTORS

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
Nominees for Election at the Annual Meeting to Serve Until 2004:
  Norman E. Baker (54)        1988     President and Chief Executive Officer of Estoy
                                       Pronto, Inc., a consulting and investment company,
                                       since July 1994; and President and Chief Executive
                                       Officer of Associated Storage and Transfer, a
                                       warehousing and trucking company, from July 1969 to
                                       July 1996.
  W. Scott Blake (40)         1987     President of Blake Capital Corp., a real estate
                                       development, investment and property management
                                       company, since July 1998; and President of
                                       Blake-Weise Real Estate Corp., a real estate
                                       development, investment and property management
                                       company, from October 1988 to June 1998.
  Dean M. Katsaros (45)       1995     Owner of Katsaros & Associates, a tax and accounting
                                       business, since September 1981; Chairman of KSB
                                       Benefit Consultants, Inc., a provider of third-party
                                       administrative services for defined contribution
                                       plans, since May 1994; and General Partner, KB
                                       Consultants, a computer equipment sales and computer
                                       consulting services company, since May 1990.
  Donald M. Trilling (70)     1987     Chairman of the Board of CIB Marine since, September
                                       1987; Secretary of Illini Tile Distributors Inc., an
                                       importer and distributor of ceramic tiles, since
                                       1983; and President of Tiles of Italy, Ltd., an
                                       importer of ceramic tiles, from 1975 to 2000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" NORMAN E. BAKER, W. SCOTT BLAKE,
DEAN M. KATSAROS AND DONALD M. TRILLING.

Directors Continuing to Serve Until 2002:
  Jose Araujo (55)            1988     President of Joaraucar Consulting, Inc., an
                                       industrial gas service company, since October 1997;
                                       and President of Gascarb, a carbon dioxide
                                       manufacturing company, from February 1969 to
                                       September 1997.
  Jerry D. Maahs (69)         1987     President and Chief Executive Officer of Alto-Shaam,
                                       Inc. and Enthermics, Inc., manufacturers of food
                                       service equipment, since 1968; and Chairman of AS
                                       International, an international sales company since
                                       1975.
  Howard E. Zimmerman (72)    1987     Chairman of the Board of Zimmerman Real Estate
                                       Group, a real estate appraisal and consulting
                                       company, since 1986.

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
Directors Continuing to Serve Until 2003:
  John T. Bean (40)           1998     President, Chief Executive Officer and Director of
                                       CIB Bank (Chicago), a subsidiary bank of CIB Marine,
                                       since January 1997; Executive Vice President of
                                       Central Illinois Bank MC, a subsidiary bank of CIB
                                       Marine, from October 1994 to January 1997; and
                                       Senior Vice President of Central Illinois Bank, a
                                       subsidiary bank of CIB Marine, from November 1993 to
                                       October 1994.
  Steven C. Hillard (38)      1992     President of CMI Johnson-Ross Corporation, a
                                       manufacturer of construction equipment, since July
                                       1997; Chairman of the Board of Pinnacle Door
                                       Company, a distributor and installer of garage
                                       doors, since September 1992; and President of HILMUN
                                       Holdings, Inc., a diversified holding company with
                                       interests in manufacturing, real estate development
                                       and financial investments, since September 1991.
  J. Michael Straka (63)(1)   1987     President and Chief Executive Officer of CIB Marine
                                       since 1987; and Director or Chairman and Director of
                                       each of CIB Marine's bank and non-bank subsidiaries,
                                       including Central Illinois Bank since 1987, CIB Bank
                                       (Chicago) since 1994, Marine Bank (Milwaukee) since
                                       1997, CIB Bank (Indiana) since 1998, Marine Bank
                                       (Omaha) since November 1999, C.I.B. Data Processing
                                       Services, Inc. since 1990, and Mortgage Services,
                                       Inc. since 1995.

---------------

(1) J. Michael Straka is the father of Donald J. Straka, Senior Vice President, Secretary and General Counsel of CIB Marine, and Patrick J. Straka, Senior Vice President and Chief Investment Officer of CIB Marine.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of CIB Marine held 12 meetings during 2000. The Board of Directors has standing Audit, Compensation and Stock Option Committees. CIB Marine does not have a standing nominating committee. During 2000, each director of CIB Marine, except Steven C. Hillard, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of any committee on which such director served.

     The Audit Committee consists of Jose Araujo, W. Scott Blake, Dean M. Katsaros and Donald M. Trilling. Mr. Katsaros is the Chairman of this committee. This committee met six times during 2000. This committee's duties include:

     - reviewing with management and CIB Marine's independent public accountants the basis for their respective reports;

     - reviewing with management and CIB Marine's independent public accountants the scope of the audit services, significant accounting policies, and audit conclusions regarding significant accounting estimates;

     - reviewing with management and CIB Marine's independent public accountants their assessments regarding internal controls and the resolution of identified weaknesses or reportable conditions, if any, in internal controls, including the prevention or detection of management override or compromise of the internal control system;

     - discussing with management the selection and/or termination of CIB Marine's independent public accountants and any significant disagreements between the accountants and management; and

     - overseeing the internal audit function.

     The Compensation Committee consists of W. Scott Blake, Dean M. Katsaros and Howard E. Zimmerman. Mr. Zimmerman is the Chairman of this committee. This committee met twice during 2000. Its duties include:

     - establishing policies relating to executive compensation;

     - determining the salary and bonus of the "Named Executive Officers," (as such term is defined below under the caption "Executive
       Compensation--Summary of Cash and Certain Other Compensation"); and

     - recommending to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which Named Executive Officers participate.

     The Stock Option Committee consists of W. Scott Blake, Dean M. Katsaros and Howard E. Zimmerman, the same members as the Compensation Committee. Mr. Zimmerman is the Chairman of this committee. This committee met once during 2000. Its duties include:

     - administering the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan (the "Stock Option Plan");

     - recommending to the Board of Directors individuals to receive option grants; and

     - recommending the material terms of such option grants.

     On July 27, 2000, the Board of Directors approved the grant of 287,009 option shares to key employees of CIB Marine and an aggregate of 60,000 option shares to the Directors of CIB Marine. Pursuant to authority set forth in the Stock Option Plan, the Stock Option Committee delegated to J. Michael Straka, President and Chief Executive Officer, the authority to grant up to 15,000 of these option shares to future hires of CIB Marine and its subsidiaries and to establish the material terms of such option grants. Such option grants and the terms of such grants are subject to approval by the Board of Directors.

DIRECTORS' FEES AND COMPENSATION

     During the 2000 fiscal year, (i) each director, except J. Michael Straka and John T. Bean, received an annual retainer fee in the amount of $10,000; (ii) each director, except Mr. Bean, was paid a fee of $750 for each meeting of the Board of Directors attended; and (iii) each director serving on a committee received $300 for each committee meeting attended.

     Pursuant to the Stock Option Plan, on July 27, 2000, the Board of Directors granted to each director of CIB Marine who was not an employee of CIB Marine, or any of its subsidiaries, an option to purchase 7,500 shares of common stock. The exercise price per share for each option granted was $18.40, which represents the fair market value of the common stock at the grant date as determined in accordance with the provisions of the Stock Option Plan. The options become exercisable in five equal annual installments, beginning July 27, 2001, and expire on July 27, 2010.

DIRECTORS' DEFERRED COMPENSATION PLAN

     Effective December 1994, CIB Marine adopted a plan allowing directors to elect to defer receipt of all or a portion of their director fees. Under the plan, any director may enter into a written deferred compensation agreement under which that director's fees are retained by CIB Marine in a segregated account. These fees remain an asset of CIB Marine, subject to the claims of its creditors, until paid to the director under the agreement. The deferred directors' fees accrue interest, and a director has a right to cancel future deferrals at any time. The fees may be withdrawn and are payable in equal monthly installments over a period of five years at the time of retirement or upon the death of the director, either before or after retirement. If the director resigns from the Board, the deferred fees are paid in full in a single lump sum payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CIB Marine has business relationships with entities in which directors of CIB Marine or members of their immediate family have ownership interests. These business relationships are summarized below. CIB Marine believes each transaction described was on commercially reasonable terms.

     J. Michael Straka is the President, Chief Executive Officer and a Director of CIB Marine. Karen Straka, his wife, operates a sole proprietorship known as Plank & Peg that sells antiques. During 2000, CIB Marine and its subsidiaries paid Plank & Peg $66,413 in connection with the purchase of antiques to furnish offices of CIB Marine and its subsidiaries. Additionally, Michael Straka, his son, operates a sole proprietorship known as Plank & Peg -- TNG that sells antiques to, and provides construction services for, CIB Marine and its subsidiaries. During 2000, CIB Marine and its subsidiaries paid Plank &
Peg -- TNG $90,778 for antiques and construction service rendered. Michael Straka is also an employee of CIB Marine and was paid a base salary of $32,000 and a bonus of $960 during 2000.

MANAGEMENT INDEBTEDNESS

     Directors and executive officers of CIB Marine, including members of their immediate families and companies with which they are affiliated, were customers of, and had banking transactions with, CIB Marine's subsidiary banks in the ordinary course of business during 2000. These transactions included loans, fiduciary relationships, and deposits. All loans to CIB Marine's directors and executive officers, any member of their immediate family, or any corporation or organization of which any of them is an executive officer or partner or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities were (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and
(3) did not involve more than the normal risk of collectibility or contain other unfavorable features.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 16, 2001, the number of shares of common stock beneficially owned by (1) each director of CIB Marine (including nominees), (2) each of the "Named Executive Officers," (as such term is defined below under the caption "Executive Compensation -- Summary of Cash and Certain Other Compensation") and (3) all directors and executive officers of CIB Marine as a group. Except as otherwise indicated, each person listed has sole voting and investment power over shares beneficially owned.

                                                            COMMON SHARES
                                                            BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                                        OWNED           OF CLASS
------------------------                                    -------------   ----------------
Jose Araujo...............................................       96,060(1)           *
Norman E. Baker...........................................      383,010(2)        2.26%
John T. Bean..............................................       51,906(3)           *
W. Scott Blake............................................      146,760(4)           *
Stephen C. Bonnell........................................       62,638(5)           *
Steven C. Hillard.........................................      159,810(6)           *
Dean M. Katsaros..........................................      328,710(7)        1.94%
Steven T. Klitzing........................................       53,729(8)           *
Jerry D. Maahs............................................      298,110(9)        1.76%
Michael L. Rechkemmer.....................................       35,792(10)          *
Donald J. Straka..........................................       24,412(11)          *
J. Michael Straka.........................................      297,847(12)       1.75%
Donald M. Trilling........................................      219,360(13)       1.29%
Howard E. Zimmerman.......................................      143,160(14)          *
All directors and executive officers as a group (15
  persons)................................................    2,312,252(15)      13.36%

---------------

  *  Less than one percent.

 (1) Includes 13,560 shares that Mr. Araujo has the right to acquire within 60 days upon the exercise of stock options.

 (2) Includes 13,560 shares Mr. Baker has the right to acquire within 60 days upon the exercise of stock options.

 (3) Includes 7,500 shares jointly owned by Mr. Bean and his wife, 1,950 shares owned by Mr. Bean's wife, and 28,800 shares that Mr. Bean has the right to acquire within 60 days upon the exercise of stock options.

 (4) Includes 13,560 shares that Mr. Blake has the right to acquire within 60 days upon the exercise of stock options.

 (5) Includes 39,750 shares that Mr. Bonnell has the right to acquire within 60 days upon the exercise of stock options.

 (6) Includes 32,310 shares Mr. Hillard has the right to acquire within 60 days upon the exercise of stock options.

 (7) Includes 120,600 shares jointly owned by Mr. Katsaros and his wife, and 14,460 shares that Mr. Katsaros has the right to acquire within 60 days upon the exercise of stock options.

 (8) Includes 35,190 shares that Mr. Klitzing has the right to acquire within 60 days upon the exercise of stock options.

 (9) Includes 285,000 shares jointly owned by Mr. Maahs and his wife, and 13,110 shares that Mr. Maahs has the right to acquire within 60 days upon the exercise of stock options.

(10) Includes 24,780 shares that Mr. Rechkemmer has the right to acquire within 60 days upon the exercise of stock options.

(11) Includes 15,780 shares Mr. Straka has the right to acquire within 60 days upon exercise of stock options and 4,800 shares owned by a partnership with respect to which Mr. Straka shares voting and investment power.

(12) Includes 128,980 shares jointly owned by Mr. Straka and his wife, 3,000 shares owned by Mr. Straka's wife, 8,550 shares owned by partnerships with respect to which Mr. Straka shares voting and investment power, and 87,930 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options.

(13) Includes 68,705 shares held in a trust for the benefit of Mr. Trilling's wife, and 14,910 shares that Mr. Trilling has the right to acquire within 60 days upon the exercise of stock options.

(14) Includes 11,250 shares held in a trust for the benefit of Mr. Zimmerman's wife and 13,560 shares Mr. Zimmerman has the right to acquire within 60 days upon the exercise of stock options.

(15) Includes, in addition to those shares footnoted above, 9,420 shares which the executive officers as a group have the right to acquire within 60 days upon the exercise of stock options.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of CIB Marine and the four other highest paid executive officers of CIB Marine. These executive officers are sometimes referred to in this Proxy Statement as the "Named Executive Officers."

                                                   ANNUAL               LONG-TERM
                                              COMPENSATION(1)         COMPENSATION
                                             ------------------   ---------------------
                                                                  SECURITIES
                                                                  UNDERLYING                 ALL
                                                                    STOCK        LTIP       OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY     BONUS    OPTIONS(#)   PAYOUTS     COMP.(3)
---------------------------          ----    --------   -------   ----------   --------    --------
J. Michael Straka..................  2000    $270,000   $27,000     29,348     $      0    $67,423
  President and                      1999     260,000    26,000     32,100      250,000(2)  60,327
  Chief Executive Officer            1998     207,338    20,539     23,850            0     61,748
Donald J. Straka...................  2000    $142,000   $14,200     11,372            0    $ 7,400
  Senior Vice President,             1999     124,000    12,400     11,850            0      3,219
  General Counsel and                1998     107,934    10,793     15,450            0      2,494
  Secretary
Steven T. Klitzing.................  2000    $132,195   $13,220     10,369            0    $ 8,098
  Senior Vice President,             1999     110,195    11,020     10,650            0      2,882
  Chief Financial Officer and        1998      92,961     9,296     12,600            0      2,203
  Treasurer
Michael L. Rechkemmer..............  2000    $125,000   $12,500     10,190            0    $ 5,606
  Executive Vice President and       1999     106,348    11,143      7,050            0      4,056
  Chief Operating Officer            1998      97,863    14,870      5,700            0      2,945
Stephen C. Bonnell.................  2000    $123,705   $12,944      9,881            0    $ 7,395
  Senior Vice President              1999     111,440    11,144      6,900            0      3,498
                                     1998      94,593     9,459     13,200            0      2,807

---------------

(1) Includes amounts earned in the fiscal year, whether or not deferred.

(2) In January 1998, the Board of Directors approved, upon the recommendation of the Compensation Committee, a long-term cash incentive plan for Mr. J. Michael Straka, which superseded the long-term incentive plan for Mr. Straka that was adopted in 1996. The plan provided for the payment of a cash bonus of $250,000 to Mr. Straka on the fifth business day of the year 2000 if two of three specified performance goals were met in fiscal years 1998 and 1999. The goals related to CIB Marine's asset size, net income and value per share. CIB Marine met two of the three specified performance criteria in both 1998 and 1999 and Mr. Straka was paid the cash bonus on January 7, 2000.

                                                          continued on next page

(3) All other compensation for each Named Executive Officer consists of the following:

                                                          BOARD OF        LIFE
                                                          DIRECTOR      INSURANCE          ESOP          VACATION
NAME                                            YEAR      FEES(A)       PREMIUMS       CONTRIBUTION       PAYOUT        TOTAL
----                                            ----      --------      ---------      ------------      --------       -----
    J. Michael Straka.........................  2000      $57,200        $2,922           $4,051          $3,250       $67,423
                                                1999       52,300         4,409            3,618              --        60,327
                                                1998       53,550         3,697            4,501              --        61,748
    Donald J. Straka..........................  2000           --           130            3,763           3,507         7,400
                                                1999           --           171            3,048              --         3,219
                                                1998           --           158            2,336              --         2,494
    Steven T. Klitzing........................  2000           --           177            3,601           4,320         8,098
                                                1999           --           180            2,702              --         2,882
                                                1998           --           165            2,038              --         2,203
    Michael L. Rechkemmer.....................  2000           --           550            3,328           1,728         5,606
                                                1999           --         1,294            2,762              --         4,056
                                                1998           --           749            2,196              --         2,945
    Stephen C. Bonnell........................  2000           --           686            3,373           3,336         7,395
                                                1999           --           763            2,735              --         3,498
                                                1998           --           726            2,081              --         2,807

---------------

(a) Includes payment for meetings of the Board of Directors of CIB Marine and its subsidiaries and for committee meetings of its subsidiaries.

OPTIONS

     The following table sets forth information regarding individual grants of stock options made during 2000 to the Named Executive Officers.

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                              STOCK PRICE
                                                                                           APPRECIATION FOR
                                                 INDIVIDUAL GRANTS IN 2000                10-YEAR OPTION TERM
                                      -----------------------------------------------    ---------------------
                                      NUMBER OF
                                      SECURITIES   % OF TOTAL
                                      UNDERLYING    OPTIONS
                                       OPTIONS     GRANTED TO   EXERCISE   EXPIRATION
NAME                                   GRANTED     EMPLOYEES     PRICE      DATE(1)         5%          10%
----                                  ----------   ----------   --------   ----------    ---------   ---------
J. Michael Straka...................    29,348        8.48%      $18.40     7/27/10      $339,605    $860,626
Donald J. Straka....................    11,372        3.29%       18.40     7/27/10       131,593     333,482
Steven T. Klitzing..................    10,369        3.00%       18.40     7/27/10       119,987     304,069
Michael L. Rechkemmer...............    10,190        2.94%       18.40     7/27/10       117,915     298,820
Stephen C. Bonnell..................     9,881        2.85%       18.40     7/27/10       114,340     289,759

---------------

(1) These options become exercisable in 20% annual installments, beginning July 27, 2001.

     The following table sets forth information regarding the year-end values of unexercised stock options held by the Named Executive Officers.

                                                       TOTAL NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      TOTAL VALUE OF UNEXERCISED,
                                                             OPTIONS HELD AT          IN-THE-MONEY OPTIONS HELD
                                                             FISCAL YEAR END            AT FISCAL YEAR END(1)
                               NUMBER OF               ---------------------------   ---------------------------
                                SHARES
                              ACQUIRED ON    VALUE
NAME                           EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   --------   -----------   -------------   -----------   -------------
J. Michael Straka...........      --          $--        76,320         76,178        $798,759       $315,291
Donald J. Straka............      --           --        12,690         32,882          79,370        139,756
Steven T. Klitzing..........      --           --        30,570         28,549         328,073        123,986
Michael L. Rechkemmer.......      --           --        21,900         20,990         216,883         79,882
Stephen C. Bonnell..........      --           --        34,770         25,661         387,332        116,206

---------------

(1) This amount represents the difference between the fair market value of one share of CIB Marine common stock on December 31, 2000 ($20.13) and the option exercise price times the total number of shares subject to exercisable or unexercisable options. Because there is no public market for CIB Marine common stock, the $20.13 per share fair market value was derived using the same method for establishing a fair market value for option grants under the Stock Option Plan.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is responsible for developing executive compensation philosophies, determining the components of the compensation to be paid to the President and Chief Executive Officer and the four other highest paid executive officers, and assuring that the compensation program is administered in a manner consistent with compensation objectives.

     EXECUTIVE COMPENSATION

     The Compensation Committee determines the salary of the President and Chief Executive Officer and the four other highest paid executive officers of CIB Marine. The committee seeks to ensure that executive officer compensation promotes both short and long term interests of the shareholders and consults with J. Michael Straka relative to the setting of salaries and compensation of the four other highest paid executive officers of CIB Marine.

     Executive officers salaries were based upon individual performance evaluations, salary history and peer group information concerning the compensation levels of executive officers at comparable bank holding companies or banks with total assets between $1 billion and $5 billion. The committee also took into account CIB Marine's growth and performance in 1999. CIB Marine's net income in 1999 was $13.5 million, as compared to $8.7 million in 1998, an increase of 56.4%. Total assets at December 31, 1999 were approximately $1.8 billion, as compared to $1.2 billion at December 31, 1998, an increase of 53.8%. CIB Marine achieved these results primarily through internal growth, including the opening of new banks and branches, and, to a lesser extent, acquisitions.

     Mr. Straka requested that the committee not increase his salary for 2000 by more than four percent. Despite CIB Marine's strong asset and income growth, and the fact that Mr. Straka's salary was less than the peer group utilized for analyses, the committee agreed to honor Mr. Straka's request. Effective January 1, 2000, Mr. Straka's 2000 base salary was fixed at $270,000, an increase of 3.85% over his 1999 base salary of $260,000. The Compensation and Stock Option Committees believe it is appropriate to link a portion of Mr. Straka's compensation to the future performance of CIB Marine in order to more closely align his interests with the interests of the shareholders. As a result, in July 2000, Mr. Straka was granted options to acquire 29,348 shares of common stock under the Stock Option Plan.

     In 1999, the committee also determined the 2000 salaries of the four other highest paid executive officers of CIB Marine set forth in the Summary Compensation Table. Executive officers' compensation principally consists of a salary, bonus compensation under CIB Marine's bonus plan and stock options.

     The Compensation and Stock Option Committees periodically review salaries, stock options and other aspects of executive compensation in order to assure that CIB Marine's executive compensation remains competitive with other bank holding companies which are similar in asset size and operate in its geographic markets. The committee seeks to ensure that such compensation represents both the individual's performance as well as the current and past performance of CIB Marine.

     CASH BONUS PROGRAM; OTHER BENEFIT PROGRAMS

     Employees of CIB Marine and its subsidiaries, including executive officers, are eligible to participate in a cash bonus program. Bonuses are based on a percentage of base salary, which increases in graduated steps in the event that CIB Marine achieves or surpasses budgeted earnings for the fiscal year. Since executive officers and other senior officers are in a better position to contribute to the achievement of such goals, the percentage of base salary that they are eligible to receive as a bonus is proportionately higher.

     CIB Marine provides its employees with vacation, holiday and insurance protection plans, including medical, dental, life, accidental death and dismemberment, travel and accident, and disability. CIB Marine also makes available to all of its employees a 401(k) plan which permits participants to make, subject to various limitations, voluntary tax deferred contributions of up to 15% of annual compensation. CIB Marine does not match employee contributions to the 401(k) plan. CIB Marine also has an employee stock ownership plan for the benefit of employees who have achieved a certain length of service. Executive officers are eligible to participate in all of these plans.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the "Code") and related regulations provide that a public company may not deduct, for federal income tax purposes, compensation in excess of $1 million per year paid to certain executive officers employed by CIB Marine at year-end, other than compensation which qualifies as "performance-based compensation" under the Code and related regulations or is otherwise exempt from the provisions of Section 162(m). In designing future compensation programs for the Chief Executive Officer and the other highly compensated executive officers, the committees will take into account the deductibility of such compensation under Section 162(m).

                                            Respectfully Submitted,
                                            The Compensation and Stock Option
                                            Committees
                                            Howard E. Zimmerman (Committee
                                            Chairman)
                                            W. Scott Blake
                                            Dean M. Katsaros

--------------------------------------------------------------------------------
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

     The following persons are known to CIB Marine to be the beneficial owners of more than 5% of the outstanding common stock of CIB Marine as of March 16, 2001 based on information available to CIB Marine.

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED   COMMON STOCK
------------------------------------                       ------------------   ------------
Strategic Capital Trust Company/Strategic Capital            1,200,292(1)           7.08%
  Bancorp, Inc...........................................
1608 Broadmoor Drive
Champaign, Illinois 61820
John and Mary Lydia Hadley...............................    1,090,200(2)           6.43%
915 W. Park Avenue
Champaign, Illinois 61821

---------------

  (1) Based on Schedule 13G filed with the Securities and Exchange Commission on March 15, 2001 by Strategic Capital Trust Company (SCTC). Pursuant to the
      Schedule 13G, SCTC has sole voting power over 1,048,950 shares of CIB Marine's common stock. Mr. David Sinow, a former director of CIB Marine, is an officer, director and shareholder of SCTC. Mr. Sinow is also an officer, director and shareholder of Strategic Capital Bancorp, Inc.
      (SCB), which owns 151,342 shares of CIB Marine's common stock.

  (2) Based solely on information in CIB Marine's stock transfer records.

--------------------------------------------------------------------------------
                            COMMON STOCK PERFORMANCE
--------------------------------------------------------------------------------

     The following graph compares, on a cumulative basis, the percentage changes since June 25, 1998 in (a) the total shareholder return on the common stock, based on CIB Marine's book value, (b) the total return of all U.S. companies listed on The Nasdaq Stock Market ("NASDAQ U.S."), and (c) the total return of banks traded on the NASDAQ Market ("NASDAQ Bank"). CIB Marine's common stock was registered under Section 12(b) of the Securities Exchange Act of 1934 on June 25, 1998, and information is therefore provided only since June 25, 1998. The stock price performance shown in the graph should not be considered indicative of potential future stock price performance.

                                      LOGO

                                  6/25/98(1)    12/31/98    6/30/99    12/31/99    6/30/00    12/31/00
                                  ----------    --------    -------    --------    -------    --------
NASDAQ U.S. ..................      100.00      117.681     144.163    218.398     212.860    132.592
NASDAQ Bank...................      100.00       87.608      89.005     80.616      71.371     92.444
CIB Marine....................      100.00      104.302     107.791    113.953     122.326    133.721

---------------

  (1) Book value is calculated by CIB Marine only at month end; therefore, the initial value for CIB Marine Bancshares, Inc. is based on the book value as of June 30, 1998.

     There is no established public trading market for CIB Marine's common stock, and CIB Marine has information concerning only isolated transactions in its common stock in 1998, 1999 and 2000. The information provided for CIB Marine is therefore based on changes in book value and may not be representative of shareholder return.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of CIB Marine:

     (1) Reviewed and discussed the audited financial statements with management;

     (2) Discussed with its independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

     (3) Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1; and

     (4) Discussed with KPMG LLP the auditors' independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K.

     Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for (1) the audit of CIB Marine's financial statements as of and for the year ended December 31, 2000 and (2) the review of the financial statements included in CIB Marine's Quarterly Reports on Form 10-Q for the year were approximately $165,500.

     Financial Information Systems Design and Implementation Fees. The aggregate fees billed for professional services rendered by the independent auditors during 2000 for (1) operating, or supervising the operation of, CIB Marine's information systems or managing its local area networks and (2) designing or implementing a hardware or software system that aggregates source data underlying CIB Marine's financial statements or generates information that is significant to its financial statements taken as a whole were zero.

     All Other Fees. The aggregate fees billed by the independent auditors during 2000 for non-audit and non-information systems related services were approximately $437,885.

     The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit service is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

     The Board of Directors has adopted a written Charter for the Audit Committee. A copy of the Charter is included in this Proxy Statement as Appendix A.

                                            Respectfully Submitted,
                                            The Audit Committee
                                            Dean M. Katsaros (Committee
                                            Chairman)
                                            Jose Araujo
                                            W. Scott Blake
                                            Donald M. Trilling

--------------------------------------------------------------------------------
              PROPOSAL 2: EVERGREEN AMENDMENT TO STOCK OPTION PLAN
--------------------------------------------------------------------------------

     During 1999, the Board of Directors and shareholders adopted and approved the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan (formerly named the Central Illinois Bancorp, Inc. 1999 Stock Option and Incentive Plan). A total of 1,762,500 shares of common stock are presently reserved for issuance under the Stock Option Plan.

     On February 22, 2001, the Board of Directors adopted an amendment to the Stock Option Plan, which is commonly referred to as an "Evergreen" provision. This amendment (the "Evergreen Amendment"), which is subject to the approval of the shareholders, will allow CIB Marine to issue a number of shares of common stock under the Stock Option Plan subject to nonqualified stock options equal to the greater of (i) 10% of the outstanding shares of common stock of CIB Marine on any given date, or (ii) 1,762,500 shares. As of March 16, 2001 there were 16,942,170 shares of common stock outstanding. If the Evergreen Amendment is approved by the shareholders, the maximum number of shares of common stock available for grants of nonqualified stock options under the Stock Option Plan on March 16, 2001 will be 1,762,500 shares. The Evergreen Amendment will not apply to incentive stock options. No more than 1,762,500 shares of common stock may be subject to incentive stock options granted under the Stock Option Plan. At the annual meeting, the shareholders are being requested to approve the Evergreen Amendment. The Evergreen Amendment is proposed in order to ensure that enough nonqualified stock options are available in the future to provide for the continued growth of CIB Marine. The Evergreen Amendment could also reduce costs to CIB Marine by minimizing the frequency with which amendments to the Stock Option Plan must be submitted to shareholders for the purpose of increasing authorized shares subject to nonqualified stock options to accommodate CIB Marine's growth and the potential expansion of eligible employees under the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EVERGREEN AMENDMENT TO THE CIB MARINE BANCSHARES, INC. 1999 STOCK OPTION AND INCENTIVE PLAN.

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     CIB Marine's independent public accountants for the fiscal year ended December 31, 2000 were KPMG LLP. CIB Marine's Board of Directors has reappointed KPMG LLP to continue as the independent public accountants for the fiscal year ending December 31, 2001. Representatives of KPMG LLP are expected to attend the meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

--------------------------------------------------------------------------------
                        YEAR 2002 STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in CIB Marine's proxy statement in connection with next year's annual meeting, a shareholder proposal to take action at such meeting must be in writing and received by the Secretary of CIB Marine, at the address set forth on the first page of this Proxy Statement, no later than November 30, 2001. Any shareholder proposal submitted to CIB Marine for inclusion in the proxy statement will be subject to Rule 14a-8 under the Securities Exchange Act of 1934. Also, under CIB Marine's Bylaws, other proposals that are not included in the proxy statement will be considered timely and may be presented at next year's annual meeting if the requirements described below are satisfied.

--------------------------------------------------------------------------------
                           ADVANCE NOTICE PROVISIONS
--------------------------------------------------------------------------------

     The Bylaws of CIB Marine provide an advance notice procedure for nominations to the Board of Directors and certain business to be brought before an annual meeting. Generally, in order for a shareholder to make a nomination or bring business before an annual meeting, the shareholder must give notice thereof in writing to the Secretary of CIB Marine no later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting. The shareholder must also comply with certain other provisions set forth in CIB Marine's Bylaws. For a copy of CIB Marine's Bylaws, which includes the provisions relating to advance notice for nominations and proposals, an interested shareholder should contact the Secretary of CIB Marine at N27 W24025 Paul Court, Pewaukee, Wisconsin 53072.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business or matter which will be presented for consideration at the meeting other than as stated in the Notice of Annual Meeting of shareholders. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying proxy form to vote the shares represented thereby on such matters in accordance with their best judgment.

                                                                      APPENDIX A

                          CIB MARINE BANCSHARES, INC.
                            AUDIT COMMITTEE CHARTER

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

     - Review and update the Committee's charter annually for approval by the Board of Directors.

     - Recommend to the Board of Directors the annual appointment of the independent auditor. Recommend to the Board of Directors any change in the independent auditor.

     - Ratify management's appointment, replacement, reassignment, or dismissal of the General Auditor.

     - Confirm and monitor the independence of both the independent auditor and the General Auditor.

     - Review management's evaluation of the independent auditor, including a review of any management consulting services provided along with related fees.

     - Inquire of management, the General Auditor, and the independent auditor about significant risks or exposures, and assess the steps taken to appropriately manage such risks.

     - Review and approve the annual audit plan of Internal Audit and the independent auditor.

     - Consider and review with the independent auditor and General Auditor the adequacy and effectiveness of internal controls over the financial reporting process.

     - Review with management and the independent auditor at the completion of the annual audit:

        -- The results of the independent auditor's audit of the financial statements and related footnotes.

        -- Other matters related to the conduct of the audit which are to be communicated to the Committee under either generally accepted auditing standards or relevant regulatory requirements.

     - Prepare an annual report to shareholders as required by the Securities and Exchange Commission to be included in the annual proxy statement.

     - Consider and review with management and the General Auditor:

        -- Significant findings summarized in a report from the General Auditor to the Committee, along with management's response and follow-up on previous audit recommendations regarding compliance with Board approved risk management policies and procedures; and

        -- Internal Audit's budget, staffing and charter.

     - Review material legal and regulatory matters that could have a significant impact on the organization's financial statements.

     - Consider meeting in separate executive session(s) with the General Auditor, the independent auditor, and management to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     - Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

     - The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

     - The Committee shall meet at least four times per year or more frequently as circumstances require.

     - The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     - The Committee will perform such other functions as assigned by law, the Corporate charter or by-laws, or the Board of Directors.

     Membership of the Audit Committee shall consist of at least four independent members of the Board of Directors who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements, with at least one member of the Committee having accounting or related financial management expertise.

     The Board will consider all relevant information when determining whether an outside Director is independent of Management, including: is or has been an officer or employee of the institution or its affiliates; serves or served as a consultant, advisor, promoter, underwriter, legal counsel, or trustee of or to the institution or its affiliates; is a relative of an officer or other employee of the institution or its affiliates; holds or controls, or has held or controlled, a direct or indirect financial interest in the institution or its affiliates; and has outstanding extensions of credit from the institution or its affiliates.

     Audit Committee members and the Committee Chairman shall be appointed by the full Board of Directors.

     This Charter shall be in effect until it, or a portion thereof, is rescinded or superseded by the Board of Directors. A copy of this Charter will be published in the proxy statement every three years in accordance with Securities and Exchange Commission regulations.

                                REVOCABLE PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF CIB MARINE BANCSHARES, INC.

     The undersigned hereby appoints Steven T. Klitzing and Donald J. Straka, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of CIB Marine Bancshares, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on Thursday, April 26, 2001, or at any adjournment or postponement thereof. Said proxies are directed to vote as instructed on the matters set forth in this proxy and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement is hereby acknowledged.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED UNDER PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2, THE EVERGREEN AMENDMENT.

     (PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED RETURN ENVELOPE TO: GREATBANC TRUST COMPANY, 105 EAST GALENA BOULEVARD, SUITE 500, AURORA, ILLINOIS 60505).

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES IN PROPOSAL 1.

                                                                              WITHHOLD         FOR ALL
                                                                    FOR       AUTHORITY        EXCEPT
1.   The election as directors of all the nominees listed           [ ]          [ ]             [ ]
     below (except as marked to the contrary below):

     NOMINEES:

     NORMAN E. BAKER, W. SCOTT BLAKE, DEAN M. KATSAROS AND DONALD M. TRILLING

     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND
     WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ----------------------------------------------------------------------------

                                                                      FOR       AGAINST       ABSTAIN
2.   Proposal to adopt the Evergreen Amendment to the CIB             [ ]         [ ]           [ ]
     Marine Bancshares, Inc. 1999 Stock Option and Incentive
     Plan.

3. In their discretion, on such other matters that may properly come before the meeting and any adjournment or postponement thereof.

------------------------------------                         ------------------------------------
Signature                                                    Signature (if held jointly)

Dated:
  ------------------------------,
  2001

IMPORTANT: Please sign exactly as your name or names appear above. If stock is held jointly, all joint owners must sign. Executors, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should give their full titles.